UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

Strategic Education, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard

Herndon, VA 20171

(Address of principal executive offices)(Zip Code)

(703) 561-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On August 1, 2018, Strategic Education, Inc., filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose that on August 1, 2018, it had completed its previously announced merger with Capella Education Company (“Capella”). This Form 8-K/A amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical audited and unaudited financial statements of Capella and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. Except as stated above, no other information contained in the Initial Form 8-K has been amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Capella required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A:

23.1*	Consent of Ernst & Young LLP

99.1

Audited Consolidated Financial Statements of Capella Education Company for the years ended December 31, 2016 and 2017 (incorporated by reference to Capella’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018).

99.2

Unaudited Interim Condensed Consolidated Financial Statements of Capella Education Company for the six months ended June 30, 2017 and 2018 (incorporated by reference to Capella’s Quarterly Report on Form 10-Q, filed with the SEC on August 1, 2018).

99.3*	Unaudited Pro Forma Financial Information

*                                         Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2018	STRATEGIC EDUCATION, INC.

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer